                                                                    EXHIBIT 10.8

                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  This Seventh Amendment to Loan and Security Agreement ("Amendment") is entered into as of June 1, 1999 by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation ("NACO"), THOUSAND TRAILS, INC., a Delaware corporation ("Trails"), and the other party borrowers signatory hereto (each, together with NACO and Trails, individually a "Borrower" and collectively, jointly and severally, "Borrowers"), on the other hand, in light of the following:


RECITALS

                  FACT ONE: Borrowers, or their predecessors in interest, and Foothill have previously entered into that certain Loan and Security Agreement, dated as of July 10, 1996 (as amended and modified, the "Loan Agreement").

                  FACT TWO: Borrowers have requested that Foothill modify the provisions thereof to, among other things, reduce the minimum interest chargeable under the Agreement.

                  FACT THREE: Borrowers and Foothill desire to amend the Loan Agreement as provided for herein.

AGREEMENT

                  NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Loan Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement unless specifically defined herein.

                  2.       AMENDMENT.

                           2.1      Section 1.1 of the Loan Agreement is hereby
amended by deleting the definition of Revolving Maximum Amount and substituting the following in its place and stead:

         "Revolving Maximum Amount" means Twenty-Eight Million Four Hundred Thirty-Five Thousand Dollars ($28,435,000), which such amount is permanently reduced to lower amounts by the greater of (y) the sum of
         (1) an amount equal to the aggregate net cash proceeds of all sales of Collateral pursuant to Section 5.4 (other than the last paragraph thereof), or as otherwise approved by Foothill, which occur after June 10, 1998; plus (2) 100% of Account collections, once the Term Note has been fully secured by cash; or (z) the amount set forth below opposite the applicable date of reduction:


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
         6/30/1999       -       $3,544,000

         12/31/1999      -       $7,108,000

         6/30/2000       -       $10,662,000

         12/31/2000      -       $14,216,000

         6/30/2001       -       $17,770,000

         12/31/2001      -       $21,324,000

         6/30/2002       -       $24,878,000

         1/17/2003       -       $28,435,000:

         Provided, however, there shall be no reductions in the Revolving Maximum Amount as called for in provisions (y)(1) and (2) called for above for any sales or collections which occur between June 10, 1998 and the earlier to occur of the following: (i) the completion of the purchase by Borrower of the PIK Notes, or (ii) the purchase of the stock of AIC, or (iii) March 31, 1999.

                           2.2      Section 3.5(c) of the Loan Agreement is
hereby amended by deleting said provision in its entirety, and substituting the following in its place and stead;

         "(a)     Minimum Interest. In no event shall the rate of interest
         chargeable hereunder be less than seven percent (7%) per annum. To the extent that interest accrued hereunder at the rate set forth herein (including the minimum interest rate) would yield less than the foregoing minimum amount, the interest rate chargeable hereunder for the period in question automatically shall be deemed increased to that rate that would result in the minimum amount of interest being accrued and payable hereunder."

                           2.3      Section 4.5 of the Loan Agreement is hereby
amended by deleting said provision in its entirety, and substituting the following in its place and stead;

         "2.4     Early Termination or Paydown by Borrower. Borrower has the
         option, at any time upon thirty (30) days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations, together with a premium (the "Early Paydown Premium") payable in the following events, as follows:

                  (A) if the termination results from a refinancing or recapitalization of any Borrower, or any portion of the funds used to pay-off the Obligations directly or indirectly result from borrowed money, the Early Paydown Premium shall be equal to the greater of: (a) the total interest owing for the immediately preceding six (6) month period; or (b) (i) Five Hundred Thousand Dollars ($500,000) if terminated during calendar year 1999, (ii) Four Hundred Thousand Dollars ($400,000) if terminated during calendar year 2000, (iii) Three Hundred Thousand Dollars ($300,000) if terminated during calendar year 2001, or (iv) Two Hundred Thousand Dollars ($200,000) if terminated during calendar years 2002 or 2003.


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                  (B)      if the termination results from a complete paydown
                  using funds generated from Borrower's business operations, or in connection with a Change of Control, the Early Paydown Premium shall be equal to the greater of: (a) the total interest owing for the immediately preceding six (6) month period; or (b) (i) Two Hundred and Fifty Thousand Dollars ($250,000) if terminated during calendar year 1999, (ii) Two Hundred Thousand Dollars ($200,000) if terminated during calendar year 2000, (iii) One Hundred and Fifty Thousand Dollars ($150,000) if terminated during calendar year 2001, or
                  (iv) One Hundred Thousand Dollars ($100,000) if terminated during calendar years 2002 or 2003."

                           2.4      Section 4.8(b) of the Loan Agreement is
hereby amended by deleting said provision in its entirety, and substituting the following in its place and stead:

         "(b)     The purchase of the stock of AIC shall occur on or before
         December 31, 1999."

                           2.5      Section 8.13 of the Loan Agreement is hereby
amended by deleting said provision in its entirety, and substituting the following in its place and stead;

         "8.13    Investments. Directly or indirectly make or acquire any
         beneficial interest in (including stock, partnership interest, or other securities of), or make any loan, advance, or capital contribution in excess of One Hundred Thousand Dollars ($100,000) in any fiscal year, to, any Person not a Borrower, except (i) payments as contemplated by the By-Law Amendment referred to in Section 8.11, and (ii) investments in Cash Equivalents. Notwithstanding the prior sentence, Thousand Trails, Inc. shall be permitted to purchase up to $100,000 worth of Thousand Trails, Inc. stock per month at a price which is not greater than the market price for such stock on such dates. Provided that Borrower has availability under the Revolving Maximum Amount and provided that all other conditions under the Loan Agreement have been satisfied, Borrower shall be permitted to use the proceeds of Revolving Advances to purchase such stock. Borrower shall be able to cumulate the $100,000 monthly cap on repurchases of its own stock, so that any unused allowed sums can be carried over into successive months, with a maximum carryover allowed amount of $500,000. Commencing July 31, 1999, the maximum carryover allowed amount shall be increased to $600,000, and such maximum amount shall increase by an additional $100,000 each successive month-end until the maximum carryover allowed amount equals $1,000,000."

                  3. LIMITED WAIVER WITH RESPECT TO SECTION 8.7. Foothill hereby waives the negative covenant contained in Section 8.7 solely to the extent to allow Trails to establish a wholly owned corporation, OWC Acquisition Corporation, a Delaware corporation, to facilitate Borrower's possible acquisition of the assets of Outdoor World Corporation, a Pennsylvania corporation, which is contemplated in accordance with the terms of that certain letter of intent issued by Foothill to Borrower contemporaneously herewith.

                  4. REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Foothill that all of Borrower's representations and warranties set forth in the Loan Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).


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                  5.       NO DEFAULTS. Borrower hereby affirms to Foothill that
no Event of Default has occurred and is continuing as of the date hereof.

                  6. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Foothill of an executed copy of this Amendment and the fulfillment, to the satisfaction of Foothill and Foothill's counsel, of each of the following conditions precedent:

                           6.1      Each Borrower shall be a corporation in good
standing in the jurisdiction of its incorporation and qualified to do business in any other jurisdiction where such qualification is required by law.

                           6.2      Borrower shall have paid to Foothill all of
Foothill's out-of-pocket expenses relating to this Amendment, including, but not limited to, search fees, title search and insurance fees, filing and recording fees, examination and appraisal fees, internal transaction charges, and attorneys fees and expenses.

                  7. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  8. WAIVER. The waiver of certain provisions of the Loan Agreement as provided in this Amendment which, inter alia, allows Trails to create a wholly owned subsidiary shall constitute a one time waiver only, and Foothill shall have the right to require strict compliance with all of the provisions of the Loan Agreement in the future.

                  9. BROKERS' FEES. Any brokerage commission or finder's fees payable in connection with the financing arrangement contemplated hereby will be payable by Borrowers and not by Foothill. Borrowers and Foothill each represent and warrant to the other that they have not incurred any obligation for a brokerage commission or a finder's fee. Borrowers hereby indemnify Foothill and hold Foothill harmless from and against any claim of any broker or finder arising out of the financing arrangement described above or any commitment relating thereto.

                  10. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  11. COMPLETE AGREEMENT; NO ORAL MODIFICATIONS. This Amendment embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior proposals, negotiations, or agreements whether written or oral, relating to the subject matter hereof. This Amendment may not be modified, amended, supplemented, or otherwise changed, except by a document in writing signed by the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


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                                            "FOOTHILL"

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation


                                            By:    /s/ Katy J. Brooks
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            "BORROWERS"

                                            NATIONAL AMERICAN CORPORATION,
                                            a Nevada corporation

                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------



                                            THOUSAND TRAILS, INC.,
                                            a Delaware corporation, f/k/a
                                            USTrails, Inc., a Nevada
                                            corporation, and New Thousand
                                            Trails, Inc., a Delaware corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            THOUSAND TRAILS (CANADA) INC.,
                                            a British Columbian corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            TT OFFSHORE, LTD.,
                                            a Virginia corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            BEECH MOUNTAIN LAKES CORPORATION,
                                            a Pennsylvania corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


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                                            CAROLINA LANDING CORPORATION,
                                            a South Carolina corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            CARRIAGE MANOR CORPORATION,
                                            a North Carolina corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            CHEROKEE LANDING CORPORATION,
                                            a Tennessee corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            CHIEF CREEK CORPORATION,
                                            a Tennessee corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            COAST FINANCIAL SERVICES, INC.,
                                            a Delaware corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            DIXIE RESORT CORPORATION,
                                            a Mississippi corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


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                                            FOXWOOD CORPORATION,
                                            a South Carolina corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            GL LAND DEVELOPMENT CORPORATION,
                                            an Oklahoma corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            LAKE ROYALE CORPORATION,
                                            a North Carolina corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            LAKE TANSI VILLAGE, INC.,
                                            a Tennessee corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            LML RESORT CORPORATION,
                                            an Alabama corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            NATCHEZ TRACE WILDERNESS PRESERVE
                                            CORPORATION, a Tennessee corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


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                                            QUAIL HOLLOW PLANTATION CORPORATION,
                                            a Tennessee corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            QUAIL HOLLOW VILLAGE, INC.,
                                            a Pennsylvania corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            RECREATION LAND CORPORATION,
                                            a Pennsylvania corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            RECREATION PROPERTIES, INC.,
                                            a Mississippi corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            RESORT LAND CORPORATION,
                                            an Arkansas corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President

                                                   -----------------------------

                                            RESORT PARKS INTERNATIONAL, INC.,
                                            f/k/a Shorewood Corporation,
                                            a Georgia corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------



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                                            TANSI RESORT, INC.,
                                            a Tennessee corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------



                                            THE KINSTON CORPORATION,
                                            a South Carolina corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            THE VILLAS OF HICKORY HILLS, INC.,
                                            a Mississippi corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------

                                            WESTERN FUN CORPORATION,
                                            a Texas corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            WESTWIND MANOR CORPORATION,
                                            a Texas corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            WOLF RUN MANOR CORPORATION,
                                            a Pennsylvania corporation

                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


                                            UST WILDERNESS MANAGEMENT
                                            CORPORATION, a Nevada corporation


                                            By:    /s/ Walter B. Jaccard
                                               ---------------------------------
                                            Title: Vice President
                                                   -----------------------------


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